UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 22, 2016

DIME COMMUNITY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27782	11-3297463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Havemeyer Street, Brooklyn, New York   11211
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:           (718) 782-6200

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Appointment of Chief Operating Officer

On December 22, 2016, the Boards of both the Registrant and its wholly owned subsidiary, Dime Community Bank (the “bank”) appointed Roberto S. Volino, currently Executive Vice President and Chief Investment Officer (“CIO”) of both entities, as Senior Executive Vice President and Chief Operating Officer of both the Registrant and the bank effective January 1, 2017.  Mr. Volino, age 45, was named Executive Vice President and CIO of the Registrant in 2015 and bank in 2014. In this role, Mr. Volino oversees the asset and liability management activities of both entities, which includes investment and funding strategies, as well as management of liquidity and capitalization reserves. Prior to this, Mr. Volino served as First Vice President and Treasurer of the bank since 2009. Mr. Volino joined the bank in 1999.

A copy of the news release announcing Mr. Volino’s appointment as Chief Operating Officer is included as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.

99.1	Press release of the Registrant, dated December 23, 2016, announcing the appointment of Roberto S. Volino as Chief Operating Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

DIME COMMUNITY BANCSHARES, INC.

By:	/s/ MICHAEL PUCELLA
Michael Pucella
Executive Vice President and Chief Accounting Officer (Principal Financial Officer)

Dated:  December 28, 2016

INDEX TO EXHIBITS

Exhibit Number

99.1	Press release of the Registrant, dated December 23, 2016, announcing the appointment of Roberto S. Volino as Chief Operating Officer.